Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets

8.    Goodwill and Other Intangible Assets

Goodwill and other intangible assets amounted to $155.2 million and were recorded as a result of Hudson City Bancorp’s acquisition of Sound Federal Bancorp, Inc. in 2006.

Due to declines in our common stock price during the third quarter of 2011, we assessed goodwill for impairment. Based on Step 1 of our analysis, the estimated fair value of the Company was less than the Company’s book value which indicated potential goodwill impairment. Based on our Step 2 analysis, the implied goodwill of the Company exceeded the carrying value of goodwill. Therefore, we did not recognize any impairment of goodwill or other intangible assets during the nine months ended September 30, 2011.

We reported a net loss of $360.5 million during the fourth quarter of 2011 due primarily to the debt extinguishment transaction described in Note 10. As a result, our shareholders equity decreased by $419.0 million or 8.4%, to $4.56 billion. Due to the decline in the Company’s book value during the fourth quarter of 2011, we re-assessed goodwill for impairment at December 31, 2011. We performed a goodwill impairment analysis with the assistance of an independent third-party valuation firm. We utilized multiple approaches in estimating the fair value of the Company including (i) a comparable transactions approach based on acquisition pricing multiples or ratios recently paid in the sale or merger of relatively comparable banking franchises; (ii) a control premium approach based on the Company’s trading price adjusted by a premium for acquiring control based on control premium data for recent banking sales or mergers; (iii) a public market peers control premium approach based on the trading prices of similar publicly-traded companies as measured by standard valuation multiples or ratios adjusted by a premium for acquiring control based on control premium data for recent banking sales or mergers; and, (iv) the discounted cash flow approach whereby value is determined based on the present value of the sum of the projected dividends and a terminal value in the future.

Based on the results of the goodwill impairment analysis, we concluded that goodwill was not impaired. Therefore, we did not recognize any impairment of goodwill or other intangible assets during 2011. The estimation of the fair value of the Company requires the use of estimates and assumptions that are subject to a greater degree of uncertainty. In addition, the estimated fair value of the Company is based on, among other things, the market price of our common stock, the change-in-control premiums for recent acquisitions and our projection of net income in future periods. As a result of the current volatility in market and economic conditions, these estimates and assumptions are subject to change in the near-term and may result in the impairment in future periods of some or all of the goodwill on our balance sheet.

Notes to Consolidated Financial Statements